UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) September 8, 2005

                       Allegheny Technologies Incorporated
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             (Exact Name of Registrant as Specified in Its Charter)




                                    Delaware
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                  (State or Other Jurisdiction of Incorporation


       1-12001                                         25-1792394
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(Commission File Number)                   (IRS Employer Identification No.)




1000 PPG Place, Pittsburgh, Pennsylvania                      15222-5479
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(Address of Principal Executive Offices)                      (Zip Code)



                                 (412) 394-2800
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              (Registrant's Telephone Number, Including Area Code)

                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

     On September 8, 2005, Allegheny Technologies Incorporated announced an expansion of its nickel-based alloy and specialty alloy production capabilities. A copy of the press release is attached as Exhibit 99.1 to this Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits

(c)      Exhibits

         Exhibit 99.1      Press release dated September 8, 2005

                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                            ALLEGHENY TECHNOLOGIES INCORPORATED


                            By:    /s/ Jon D. Walton
                            -------------------------------------------------
                                   Jon D. Walton
                                   Executive Vice President, Human Resources,
                                   Chief Legal and Compliance Officer and
                                   Corporate Secretary


Dated:  September 8, 2005

                                  EXHIBIT INDEX


               Exhibit 99.1       Press release dated September 8, 2005